UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 28, 2023
Date of Report (Date of earliest event reported)
(Exact name of registrant as specified in its charter)

Delaware	001-38312	77-0142404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
675 Creekside Way
Campbell, CA 95008
(Address of principal executive offices including zip code)
(408) 727-1885
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, PAR VALUE $0.001 PER SHARE	EGHT	New York Stock Exchange
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On July 28, 2023, 8x8, Inc. (the "Company") held its annual meeting of stockholders for calendar year 2023 (the "Annual Meeting"), at which a quorum for the transaction of business was present virtually or represented by proxy. The stockholders voted on the following proposals at the Annual Meeting:
1.Election of seven directors to hold office until the 2024 Annual Meeting of Stockholders of the Company, and until their respective successors have been duly elected and qualified. The Company's nominees were Jaswinder Pal Singh, Monique Bonner, Todd Ford, Alison Gleeson, Eric Salzman, Elizabeth Theophille and Samuel Wilson.
2.Ratification of the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2024.
3.Approval, through an advisory vote, of the Company's executive compensation for the fiscal year ended March 31, 2023.
4.Approval, through an advisory vote, the frequency (every one, two or three years) of the Company’s future advisory votes to approve executive compensation.
Final voting results were as follows:
Proposal One: Election of Directors

	For	Withheld	Broker Non-Vote
Jaswinder Pal Singh	71,010,796	6,921,013	16,305,205
Monique Bonner	76,933,334	998,475	16,305,205
Todd Ford	75,929,300	2,002,509	16,305,205
Alison Gleeson	75,909,019	2,022,790	16,305,205
Eric Salzman	63,950,338	13,981,471	16,305,205
Elizabeth Theophille	77,158,396	773,413	16,305,205
Samuel Wilson	77,579,983	351,826	16,305,205
Each of the Company's nominees was elected to serve as a director until the next annual meeting of stockholders, and until such director's successor has been elected and qualified.
Proposal Two: Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
93,930,290	243,073	63,651
The stockholders ratified the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2024.
Proposal Three: Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Vote
60,419,158	17,426,599	86,052	16,305,205
The stockholders approved, on an advisory basis, the Company's executive compensation for the fiscal year ended March 31, 2023.
Proposal Four: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

1 Year	2 Year	3 Year	Abstain
76,648,275	154,740	1,058,114	70,680
The stockholders approved, on an advisory basis, to hold future advisory votes on the Company's executive compensation on an annual basis.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 31, 2023

8x8, Inc.

By: /s/ Laurence Denny
Laurence Denny
Chief Legal Officer & Corporate Secretary